FORM 8-A

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              ---------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12 (b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              ---------------------

                          Indian River Banking Company
             (Exact name of registrant as specified in its charter)

                Florida                           59-2931518
      (State of incorporation or           (IRS Employer Identification
             organization)                           Number)

                             958 20th Place
                        Vero Beach, Florida 32960
                (Address of principal executive offices)


If this  Form  relates  to the                   If this  Form  relates  to the
registration  of  a  class  of                   registration    of   a   class
securities pursuant to Section                   securities pursuant to Section
12(b) of the  Exchange Act and                   12(g) of the  Exchange Act and
is   effective   pursuant   to                   is   effective   pursuant   to
General   Instruction   A.(c),                   General   Instruction   A.(d),
please  check  the   following                   please  check  the   following
box. |_|                                         box. |X|

Securities Act registration statement file number to which this form relates:
            --------------------------
                 (If applicable)

        Securities to be registered pursuant to Section 12(b) of the Act.

Title of Each Class                               Name of each exchange on which
to be so Registered                               each class is to be registered
-------------------                               ------------------------------

                                   None

        Securities to be registered pursuant to Section 12(g) of the Act.

                          Common Stock, $1.00 par value
                                (Title of Class)

Item 1.  Description of Registrant's Securities to be Registered.

The description of the registrant's common stock, $1.00 par value contained in the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-36688) under the caption "Description of the Capital Stock", is incorporated by reference herein and made a part hereof.

Item 2.  Exhibits.

1. Articles of Incorporation of Indian River Banking Company- Incorporated by reference to Exhibit No. 3(a) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-36688).

2. Bylaws of Indian River Banking Company- Incorporated by reference to Exhibit No. 3(b) to the registrant's registration statement under the Securities Act of 1933 on Form SB-2 (No. 333-36688).

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on their behalf by the undersigned, thereunto duly authorized.

Dated: April 27, 2001

                                          INDIAN RIVER BANKING COMPANY



                                          By:  /s/ Paul A. Beindorf
                                              ----------------------------------
                                                 Paul A. Beindorf, President